EXHIBIT 32.0
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Each of the undersigned hereby certifies, in his capacity as an officer of Barr Pharmaceuticals, Inc. (the “Company”), for the purposes of 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
(1) The Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 7, 2008

/s/ Bruce L. Downey Bruce L. Downey
Chairman of the Board and Chief Executive Officer

/s/ William T. McKee William T. McKee
Executive Vice President and Chief Financial Officer
A signed original of this written statement required by Section 906 has been provided to Barr Pharmaceuticals, Inc. and will be retained by Barr Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.